SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 22, 2003

Mercantile Bankshares Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, MD	21203
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code, (410) 237-5900

Item 7.	Financial Statements and Exhibits

Exhibits

99.1	Press release dated July 22, 2003 announcing Registrant’s second quarter 2003 earnings.

99.2	Transcript of Registrant’s second quarter 2003 earnings release conference call on July 22, 2003.

Item 9.	Regulation FD Disclosure (Provided under Items 9 and 12)

The following information is furnished pursuant to Items 9 and 12 “Disclosure of Results of Operations and Financial Condition.”

On July 22, 2003, the Registrant issued a press release and held a conference call relating to its earnings for the quarter ended June 30, 2003. A copy of the release and a transcript of the conference call are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation
(Registrant)

Date: July 22, 2003	By:	/s/ Terry L. Troupe
Terry L. Troupe
Chief Financial Officer and Treasurer

Exhibit Index

99.1	Press release dated July 22, 2003 announcing Registrant’s second quarter 2003 earnings.

99.2	Transcript of Registrant’s second quarter 2003 earnings release conference call on July 22, 2003.